UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported March 2, 2007 (March 2, 2007)

LaBARGE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-05761	73-0574586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9900 Clayton Road, St. Louis, Missouri 63124
(Address of principal executive offices)	(Zip Code)

(314) 997-0800
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing

Obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 425 under the Securities Act (17 CFT 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFT 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17CFR 240.13e-4(c))

FORM 8-K

Item 3.01 Notice Of Delisting Or Failure To Satisfy A Continued Listing Rule Or Standard

          On March 1, 2007, LaBarge, Inc. received official notice from the American Stock Exchange (Amex) regarding the Company's noncompliance with Section 121(B)(2)(a) of the Amex Company Guide, which requires issuers' audit committees to have at least three members. The composition of the Company's audit committee was reduced from three members to two members on December 7, 2006 when a former director resigned from the board. The deficiency was remedied on March 2, 2006 with the election by the Company's board of directors of Thomas A. Corcoran to the Company's audit committee.

Item 9.01 Press Release dated March 2 2007

99.1	Press Release dated March 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LaBarge, Inc.
(Registrant)

Date: March 2, 2007	By: /s/Donald H. Nonnenkamp
Donald H. Nonnenkamp Vice President, Chief Financial Officer and Secretary

Exhibit Index
Index Number	Description

99.1	Press Release dated March 2, 2007